UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 17, 2018
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.	Results of Operations and Financial Condition.
On January 17, 2018, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2017. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 16, 2018, John Morton III informed the Board of Directors of Boston Private Financial Holdings, Inc. (the “Company”) that he has decided not to stand for reelection as a director at the Company’s 2018 annual meeting of shareholders. His decision was based upon the Company's Corporate Governance Guidelines, which provide that a director who reaches the age of 74 while serving as director shall be required to resign from the Board of Directors as of the next annual meeting of shareholders of the Company. Accordingly, Mr. Morton's service as a director on the Board of Directors of the Company will end, effective as of April 19, 2018, the date of the Company’s 2018 annual meeting of shareholders. Mr. Morton will also resign as a director of the Board of Directors of Boston Private Bank & Trust Company, effective as of such date. The Company’s management team and Board of Directors would like to extend their gratitude to Mr. Morton for his 10 years of loyal service to the Board.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1    Earnings Press Release of the Company dated January 17, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ STEVEN M. GAVEN
	Name:	Steven M. Gaven
	Title:	Executive Vice President, Chief Financial Officer
Date: January 17, 2018

EXHIBIT INDEX

    Exhibit
No.     Description
99.1     Earnings Press Release of the Company dated January 17, 2018